UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2018

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On February 16, 2018, Allegheny Energy Supply Company, LLC (AE Supply) announced its intent to exit operations of the Pleasants Power Station by January 1, 2019, through either sale or deactivation, which resulted in a pre-tax impairment charge of $120 million in the fourth quarter of 2017. This decision was made the day prior by management of FE and AE Supply following recent decisions by the Federal Energy Regulatory Commission (FERC) and the Public Service Commission of West Virginia (WVPSC) discussed below and is consistent with FE’s plans to exit commodity-exposed generation.

Previously, on March 6, 2017, AE Supply and Monongahela Power Company (MP) entered into an asset purchase agreement for MP to acquire AE Supply’s Pleasants Power Station (1,300 MWs) for approximately $195 million, resulting from a Request for Proposal issued by MP to address its generation shortfall. On January 12, 2018, the Federal Energy Regulatory Commission (FERC) issued an order denying authorization for the transaction, holding that MP and AE Supply did not demonstrate the sale was consistent with the public interest and the transaction did not fall within the safe harbors for meeting FERC’s affiliate cross-subsidization analysis. On January 26, 2018, the Public Service Commission of West Virginia (WVPSC) approved the transfer of the Pleasants Power Station, subject to certain conditions, which included MP assuming significant commodity risk. Based on the FERC ruling and the conditions included in the WVPSC order, MP and AE Supply terminated the asset purchase agreement as of February 16, 2018.

Concurrent with AE Supply’s announcement of its intent to exit operations of the Pleasants Power Station, AE Supply filed a deactivation notice with PJM Interconnection, L.L.C. (PJM), the regional transmission organization that controls the area where the Pleasants Power Station is located. Deactivation of the Pleasants Power Station is subject to review for reliability impacts by PJM as well as an economic analysis by PJM’s Market Monitor. In the event no buyer is found, and the station is deactivated, approximately 190 employees will be directly affected, and existing severance benefits will apply to eligible, affected employees. Additionally, AE Supply anticipates having contract termination and severance costs and other obligations that could be affected by the deactivation of the Pleasants Power Station but is currently unable to reasonably estimate the potential costs of deactivation, or a range thereof, that could be incurred.

Item 2.06 Material Impairments

The information contained in Item 2.05 concerning the $120 million asset impairment charge is incorporated into this Item 2.06 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Retirements of Mr. Cottle and Mr. Smart

On February 20, 2018, William T. Cottle and George M. Smart each tendered their notice of retirement from the FirstEnergy Corp. (Company) Board of Directors (Board), effective May 15, 2018, the date of the 2018 Annual Meeting of Shareholders, as they each have reached the mandatory retirement age of 72 designated in the Company’s Corporate Governance Policies. On February 20, 2018, the Board accepted their notices of retirement, which will become effective May 15, 2018, the date of the next Annual Meeting of Shareholders, at which time the size of the Board will be decreased from 14 to 12.

Also on February 20, 2018, the Board elected Donald T. Misheff as non-executive Chairman of the Board, effective immediately following the Company’s 2018 Annual Meeting of Shareholders at which Mr. Smart is retiring.

(d) Election of Ms. Pianalto

On February 20, 2018, at the recommendation of FirstEnergy Corp.’s (Company) Corporate Governance Committee, the Company’s Board of Directors (Board) elected Sandra Pianalto, age 63, to the Board effective immediately, increasing the size of the Board from 13 to 14 members. Ms. Pianalto has been elected to serve for a term expiring at the Company’s 2018 Annual Meeting of Shareholders and until her successor shall have been elected. The Board has affirmatively determined that, at February 20, 2018, Ms. Pianalto is an independent director under the regulations of the Securities and Exchange Commission (SEC) and the listing standards of the New York Stock Exchange.

Ms. Pianalto retired in May 2014 as president and chief executive officer of the Federal Reserve Bank of Cleveland, a position she held since 2003. Prior to retiring, Ms. Pianalto also chaired the Federal Reserve’s Financial Services Policy Committee, which is a committee of senior Federal Reserve Bank officials responsible for overall direction of financial services and related support functions for the Federal Reserve Banks and for leadership in the evolving U.S. payment system. Ms. Pianalto is an advisory trustee and holds the FirstMerit chair in banking at the University of Akron. She also serves as a director of the following three other public companies: Eaton Corporation plc, Prudential Financial, Inc. and The J.M. Smucker Company.

Ms. Pianalto was appointed to the Compensation Committee and Finance Committee and will be compensated for her services on the Board in the same manner as the other Board members as described in the Company’s proxy statement for the 2017 annual meeting of shareholders, including an annual cash retainer of $95,000 and an annual equity retainer valued at $135,000, which will be granted under the 2015 Incentive Compensation Plan. In addition, directors receive $1,500 for each in-person attendance at committee meetings and/or site visits held off-cycle. There are no arrangements or understandings between Ms. Pianalto and any other person pursuant to which she was selected as a director.

There are no related party transactions involving Ms. Pianalto that would require disclosure pursuant to Item 404(a) of Regulation S-K.

The Company entered into a Director Indemnification Agreement with Ms. Pianalto on February 20, 2018. The form of Director Indemnification Agreement was previously filed with the SEC on May 7, 2009 as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009 and is incorporated herein by reference.

A copy of the news release issued by the Company announcing the election of Ms. Pianalto is attached as Exhibit 99.1 and is incorporated herein by reference.

(e) Executive Compensation Matters

On February 20, 2018, on the recommendation of its Compensation Committee, the Board of Directors (Board) of FirstEnergy Corp. (Company) took action to terminate the Company’s Executive Short-Term Incentive Program under which certain annual cash incentives had previously been provided to certain senior officers, including the named executive officers other than the chief financial officer, of the Company, including for 2017. The Executive Short-Term Incentive Program was similar to the broad-based annual cash incentive program except that it included certain provisions specific to applicable named executive officers to preserve the deductibility of performance-based compensation in excess of $1 million under Code Section 162(m). For 2018 and subsequent years, it is expected that the Company’s senior officers will participate in the Company’s annual cash incentive plan that applies to the Company’s other employees, which will operate under the terms of the Company’s 2015 Incentive Compensation Plan.

Additionally, on February 20, 2018, on the recommendation of its Compensation Committee, the Board approved the following changes to the Company’s Long-Term Incentive Program and Short-Term Incentive Program that will apply to certain senior officers, including the named executive officers, of the Company in 2018 and subsequent years:

Long-Term Incentive Program

•
Replaced the complex point system structure for evaluating Key Performance Indicator (KPI) results and determining payouts under long-term incentive grants of performance-based restricted stock unit awards (Performance RSU Grants), in favor of a straightforward structure utilizing and evaluating actual performance measured against threshold, target and stretch goals for applicable KPIs. The new structure improves the calibration of payout to performance levels to further align pay with performance;

•	Changed the applicable performance measurement period for Performance RSU Grants from annual measurements during a three-year period to cumulative measurement over the three-year period;

•
Changed the applicable KPIs for Performance RSU Grants from funds from operations/adjusted debt, capital effectiveness and safety to two financial goals focused on the regulated distribution and regulated transmission businesses (regulated distribution, regulated transmission and corporate/other cumulative operating earnings per share growth and average capital effectiveness); and

•
Added a relative performance metric for Performance RSU Grants consisting of a relative total shareholder return (RTSR) modifier utilizing the S&P 500 Utility Index as a comparator group. The modifier is intended to operate so that additional value (plus 25%, up to the maximum of 200%) will be earned if upper quartile RTSR performance is achieved, and value will be decreased (minus 25%) if lower quartile RTSR performance is achieved. Between the lower and upper quartile RTSR performance, a continuous function will be utilized to determine the modifier percentage. In addition, if the Company’s absolute total shareholder return for the three-year performance period is negative, awards are intended to be capped at target payout levels.

Short-Term Incentive Program

•
Changed the intended operation of the Short-Term Incentive Program to focus more on regulated operating earnings for the regulated distribution, regulated transmission and corporate/other segments, increased the weighting for the safety metric by approximately 5% and included a diversity and inclusion metric; and

•
Eliminated the complex Short-Term Incentive Program pool of funds; instead, implemented a financial performance threshold for regulated operating earnings for the regulated businesses, which must be attained, inclusive of the cost of any Short-Term Incentive Program payout, before any Short-Term Incentive Program payouts will be made.

Negative Discretion for the FE Corp. Long-Term Incentive Program Open Cycles (2016-2018 and 2017-2019)

•
In order to further align the previously awarded Long-Term Incentive Program cycles for 2016-2018 and 2017-2019 with long-term shareholder value, added an Absolute Total Shareholder Return (TSR) Cap for Mr. Charles E. Jones, Mr. James F. Pearson, Ms. Leila L. Vespoli, Mr. Steven E. Strah, and Mr. Samuel L. Belcher that will limit the Long-Term Incentive Program maximum possible payouts to 100% if the Absolute TSR is negative over the respective three-year performance periods, based on a continuous function for Absolute TSR between 0% and 8% for the 2016-2018 cycle and 0% and 10% for the 2017-2019 cycle, and paid as earned (up to the max of 200%) if the Absolute TSR is greater than 8% and 10%, respectively; and

•
The calculation will use the average stock price for the month of December (i.e., December 2015 and December 2018 for the 2016-2018 Cycle and December 2016 and December 2019 for the 2017-2019 Cycle) and will assume dividends are reinvested.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release issued by FirstEnergy Corp., dated February 20, 2018

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the ability to experience growth in the Regulated Distribution and Regulated Transmission segments and the effectiveness of our strategy to transition to a fully regulated business profile; the accomplishment of our regulatory and operational goals in connection with our transmission and distribution investment plans, including, but not limited to, our planned transition to forward-looking formula rates; changes in assumptions regarding economic conditions within our territories, assessment of the reliability of our transmission system, or the availability of capital or other resources supporting identified transmission investment opportunities; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, the ability to continue to reduce costs and to successfully execute our financial plans designed to improve our credit metrics and strengthen our balance sheet; success of legislative and regulatory solutions for generation assets that recognize their environmental or energy security benefits; the risks and uncertainties associated with the lack of viable alternative strategies regarding the Competitive Energy Services (CES) segment, thereby causing FirstEnergy Solutions Corp. (FES) to restructure its substantial debt and other financial obligations with its creditors or seek protection under United States bankruptcy laws (which filing would include FirstEnergy Nuclear Operating Company (FENOC)) and the losses, liabilities and claims arising from such bankruptcy proceeding, including any obligations at FirstEnergy Corp.; the risks and uncertainties at the CES segment, including FES, its subsidiaries, and FENOC, related to wholesale energy and capacity markets, and the viability and/or success of strategic business alternatives, such as pending and potential CES generating unit asset sales or the potential need to deactivate additional generating units, which could result in further substantial write-downs and impairments of assets; the substantial uncertainty as to FES’ ability to continue as a going concern and substantial risk that it may be necessary for FES and FENOC to seek protection under United States bankruptcy laws; the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings, including, but not limited to, any such proceedings related to vendor commitments, such as long-term fuel and transportation agreements; the uncertainties associated with the deactivation of older regulated and competitive units, including the impact on vendor commitments, such as long-term fuel and transportation agreements, and as it relates to the reliability of the transmission grid, the timing thereof; the impact of other future changes to the operational status or availability of our generating units and any capacity performance charges associated with unit unavailability; changing energy, capacity and commodity market prices including, but not limited to, coal, natural gas and oil prices, and their availability and impact on margins; costs being higher than anticipated and the success of our policies to control costs and to mitigate low energy, capacity and market prices; replacement power costs being higher than anticipated or not fully hedged; our ability to improve electric commodity margins and the impact of, among other factors, the increased cost of fuel and fuel transportation on such margins; the uncertainty of the timing and amounts of the capital expenditures that may arise in connection with any litigation, including New Source Review litigation, or potential regulatory initiatives or rulemakings (including that such initiatives or rulemakings could result in our decision to deactivate or idle certain generating units); changes in customers' demand for power, including, but not limited to, changes resulting from the implementation of state and federal energy efficiency and peak demand reduction mandates; economic or weather conditions affecting future sales, margins and operations such as a polar vortex or other significant weather events, and all associated regulatory events or actions; changes in national and regional economic conditions affecting us, our subsidiaries and/or our major industrial and commercial customers, and other counterparties with which we do business, including fuel suppliers; the impact of labor disruptions by our unionized workforce; the risks associated with cyber-attacks and other disruptions to our information technology system that may compromise our generation, transmission and/or distribution services and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information regarding our business, employees, shareholders, customers, suppliers, business partners and other individuals in our data centers and on our networks; the impact of the regulatory process and resulting outcomes on the matters at the federal level and in the various states in which we do business including, but not limited to, matters related to rates; the impact of the federal regulatory process on Federal Energy Regulatory Commission (FERC)-regulated entities and transactions, in particular FERC regulation of wholesale energy and capacity markets, including PJM Interconnection, L.L.C. (PJM) markets and FERC-jurisdictional wholesale transactions; FERC regulation of cost-of-service rates; and FERC’s compliance and enforcement activity, including compliance and enforcement activity related to North American Electric Reliability Corporation’s mandatory reliability standards; the uncertainties of various cost recovery and cost allocation issues resulting from American Transmission Systems, Incorporated's realignment into PJM; the ability to comply with applicable state and federal reliability standards and energy efficiency and peak demand reduction mandates; other legislative and regulatory changes, including the federal administration's required review and potential revision of environmental requirements, including, but not limited to, the effects of the United States Environmental Protection Agency’s Clean Power Plan, Coal Combustion Residuals regulations, Cross-State Air Pollution Rule and Mercury and Air Toxics Standards programs, including our estimated costs of compliance, Clean Water Act (CWA) waste water effluent limitations for power plants, and CWA 316(b) water intake regulation; adverse regulatory or legal decisions and outcomes with respect to our nuclear operations (including, but not limited to, the revocation or non-renewal of necessary licenses, approvals or operating permits by the Nuclear Regulatory Commission; issues arising from the indications of cracking in the shield building at Davis-Besse; changing market conditions that could affect the measurement of certain liabilities and the value of assets held in our Nuclear Decommissioning Trusts, pension trusts and other trust funds, and cause us and/or our subsidiaries to make additional contributions sooner, or in amounts that are larger than currently anticipated; the impact of changes to significant accounting policies; the impact of any changes in tax laws or regulations, including the Tax Cuts and Job Act, or adverse tax audit results or rulings; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us and our subsidiaries;

further actions that may be taken by credit rating agencies that could negatively affect us and/or our subsidiaries’ access to financing, increase the costs thereof, increase requirements to post additional collateral to support, or accelerate payments under outstanding commodity positions, letters of credit and other financial guarantees, and the impact of these events on the financial condition and liquidity of FirstEnergy Corp. and/or its subsidiaries, specifically FES and its subsidiaries; issues concerning the stability of domestic and foreign financial institutions and counterparties with which we do business; and the risks and other factors discussed from time to time in our United States Securities and Exchange Commission (SEC) filings, and other similar factors. Dividends declared from time to time on FirstEnergy Corp.'s common stock and thereby on FirstEnergy Corp.'s preferred stock, during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.'s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read in conjunction with the other cautionary statements and risks that are included in our filings with the SEC, including but not limited to the most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. These risks, unless otherwise indicated, are presented on a consolidated basis for FirstEnergy; if and to the extent a deconsolidation occurs with respect to certain FirstEnergy companies, the risks described herein may materially change. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on our business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. We expressly disclaim any obligation to update or revise, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 20, 2018

FIRSTENERGY CORP.
Registrant

By:	/s/ K. Jon Taylor
K. Jon Taylor Vice President, Controller and Chief Accounting Officer